SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        VISTA INFORMATION SOLUTIONS, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

| | Fee paid with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                       VISTA INFORMATION SOLUTIONS, INC.,
                               5060 Shoreham Place
                           San Diego, California 92122

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 23, 2000

                            -------------------------

     The Annual Meeting of the Stockholders of VISTA Information Solutions, Inc., a Delaware corporation (the "Company"), will be held at the Company's office located at 100 Washington Square, Minneapolis, Minnesota 55401, beginning at 4:00 p.m. on October 23, 2000, for the following purposes:

     1. To elect three persons to serve as directors of the Company until their respective terms have expired.

     2. To transact such other business as may properly come before the Annual Meeting.


     The record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof is the close of business on September 8, 2000. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available at the offices of the Company at 5060 Shoreham Place, Suite 300, San Diego, California 92122 and 100 Washington Square, Suite 900, Minneapolis, Minnesota 55401 for examination during business hours by any stockholder for any purpose relating to the meeting.

     Whether or not you expect to attend the Annual Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                               By Order of the Board of Directors



                               Neil A. Johnson
                               Secretary

September 19, 2000
San Diego, California


--------------------------------------------------------------------------------
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.
--------------------------------------------------------------------------------

                        VISTA INFORMATION SOLUTIONS, INC.
                               5060 SHOREHAM PLACE
                           SAN DIEGO, CALIFORNIA 92122

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD October 23,2000

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISTA Information Solutions, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held October 23, 2000, and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Company's office located at 100 Washington Square, Minneapolis, Minnesota 55401, on October 23, 2000 at 4:00 p.m., local time. The Company expects that this proxy material will be mailed to stockholders on or about September 20, 2000.

     A Proxy Card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's outstanding stock will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's outstanding stock.

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director and, at the discretion of the proxy holders, on any other matter that comes before the meeting. A stockholder giving a proxy has the power to revoke that proxy at any time prior to the time it is voted by delivery to the Secretary of the Company of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.


     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES CONTAINED IN THIS PROXY STATEMENT.

                                VOTING OF SHARES

     The securities which can be voted at the Annual Meeting consist of the Company's Common Stock, par value $0.001 per share ("Common Stock"), Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"), Series A-1 Convertible Preferred Stock, par value $0.001 per share (the "Series A-1 Preferred"), Series A-2 Convertible Preferred Stock, par value $0.001 per share (the "Series A-2 Preferred") and Series F Convertible Preferred Stock, par value $0.001 per share (the "Series F Preferred") (the Series A Preferred, the Series A-1 Preferred, the Series A-2 Preferred and Series F Preferred are collectively referred to hereinafter as the "Preferred Stock"). Each share of Common Stock entitles its owner to one vote on each matter submitted to the stockholders at the Annual Meeting. Each share of Preferred Stock entitles its owner to one vote for each of the underlying shares of Common Stock into which the Preferred Stock is convertible ("Common Stock Equivalents") on each matter submitted to the stockholders at the Annual Meeting. The shares of Series A Preferred Stock are currently convertible into Common Stock at the rate of 19.50 shares of Common Stock for each share of Series A Preferred Stock. The shares of Series A-1 Preferred Stock and Series A-2 Preferred are currently convertible into Common Stock at the rate of 10.00 shares of Common Stock for each share of Series A-1 and A-2 Preferred Stock.

The shares of Series F Preferred Stock are currently convertible into Common Stock at the rate of 156.986 shares of Common Stock for each share of Series F Preferred Stock. Holders of shares of Common Stock or Preferred Stock are not entitled to cumulate voting rights.

     The record date for determining the holders of Common Stock and Preferred Stock entitled to notice of and to vote at the Annual Meeting is September 8, 2000. On the record date, 25,559,312 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting and 785,064 shares of Preferred Stock (equal to 9,192,463 Common Stock Equivalents) were outstanding and eligible to be voted at the Annual Meeting. The holders of a majority of the shares entitled to vote, either represented in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. In general, shares of Common Stock and Preferred Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote).

                 PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP
                                  OF MANAGEMENT

                    COMMON STOCK AND COMMON STOCK EQUIVALENTS

     The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock Equivalents of the Company as of September 10, 2000 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents or the combined total voting power of all classes of capital stock of the Company on a fully diluted, as converted basis, (b) by each director, (c) by the Chief Executive Officer and the two other executive officers named in the Summary Compensation Table (the "Designated Executive Officers"), and (d) by all executive officers and directors of the Company as a group.

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME                                                        OWNED(1)              OWNED(2)
----------------------------------------------------------------------------------------------
Thomas R. Gay......................................      1,464,169 (3)               5.6%
         5060 Shoreham Place
         Suite 300
         San Diego, CA 92122

Earl Gallegos......................................         15,000 (4)               0.1%
         4785 Nomad Drive
         Woodland Hills, CA  91364

Jay D. Seid........................................        825,540 (5)               3.3%
         3 Bala Plaza East
         Suite 502
         Bala Cynwyd, PA 19004

Patrick A. Rivelli.................................        867,633 (6)               3.4%
         Three Forest Plaza, Suite 1300
         12221 Merit Dr.
         Dallas, TX 75251

Richard J. Freeman.................................      7,665,110 (7)              24.0%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

Century Capital Partners, L. P.....................      7,665,110 (8)              24.0%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

Moore North America................................      4,093,382 (9)              16.0%
     1200 Lakeside Drive
     Bannocburn, IL 60015

HCC Investments....................................      2,000,000 (10)              7.3%
     1900 Grant Building
     Pittsburg, PA 15219

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME                                                        OWNED(1)              OWNED(2)
----------------------------------------------------------------------------------------------
Robert Boscamp.....................................         25,000 (11)              0.1%
     7403 W. Boston
     Chandler, AZ 85226

Neil Johnson.......................................        110,000 (12)              0.6%
     5060 Shoreham Place, #300
     San Diego, CA 92122

Edward Tyler.......................................      4,098,382 (13)             16.0%
     1200 Lakeside Drive
     Bannocburn, IL 60015

James Currie.......................................      4,098,382 (14)             16.0%
     1200 Lakeside Drive
     Bannocburn, IL 60015

Steve Hamilton.....................................        150,000 (15)              0.6%
     5060 Shoreham Place, #300
     San Diego, CA 92122

Jerry Marani.......................................         55,833 (16)              0.2%
     5060 Shoreham Place, #300
     San Diego, CA 92122

All current directors and executive officers as a
group (15 persons).................................     15,270,697 (17)             45.6%

 ----------------------------

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or convertible debt into Common Stock.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company and (ii) shares of Common Stock that such person has the right to acquire within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or convertible debt into Common Stock.

(3) Includes 529,769 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of options and 68,893 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of warrants.

(4) Includes 15,000 shares of Common Stock that Mr. Gallegos has the right to acquire upon the exercise of stock options.

(5) Includes 525,486 shares of Common Stock beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P. and 300,000 shares Mr. Seid has the right to acquire upon the exercise of stock options. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by Bachow; however, Mr. Seid disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(6) Includes 10,980 shares of Common Stock held jointly by Mr. Rivelli and his wife. Also includes 856,653 shares of Common Stock beneficially owned by Sunwestern Managers, Inc. Mr. Rivelli and James Silcock are the general partners of Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., and are equal shareholders of Sunwestern Managers, Inc., the attorney in fact for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., having the power to vote and direct the voting of the shares held. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by and for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd.; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(7) Includes 7,665,110 shares of Common Stock beneficially owned by Century Capital Partners, L. P. Mr. Freeman is a Managing Member of Century Capital Partners, Capital II, LLC which is the General Partner of Century Capital Partners, L.P. and has investment power with respect to the shares held. However, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(8) Includes 1,317,135 shares of Common Stock owned by Century Capital Partners, L. P., 17,500 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of options, 330,477 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of warrants and 5,999,998 shares Century Capital Partners, L. P. has the right to acquire upon conversion of 502,564 shares of Series A Preferred, Series A-1 Preferred and Series A-2 Preferred Stock.

(9) Includes 3,143,382 shares of Common Stock that Moore North America has the right to acquire upon conversion of $17,100,000 in Convertible Debt.

(10) Includes 2,000,000 shares of Common Stock that HCC Investments has the right to acquire upon conversion of 200,000 shares of Preferred Stock Series A-1 Preferred.

(11) Includes 7,500 shares of Common Stock and 17,500 shares of Common Stock Mr. Boscamp has the right to acquire upon exercise of options.

(12) Includes 110,000 shares of Common Stock Mr. Johnson has the right to acquire upon exercise of options.

(13) Includes 5,000 shares of Common Stock Mr. Tyler has the right to acquire upon exercise of options and 4,093,382 beneficially owned by Moore North America. Mr. Tyler is the President and Chief Executive Officer of Moore North America, however he disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(14) Includes 5,000 shares of Common Stock Mr. Currie has the right to acquire upon exercise of options and 4,093,382 beneficially owned by Moore North America. Mr. Currie is Senior Vice President of Moore North America, however he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(15) Includes 125,000 shares of Common Stock Mr. Hamilton has the right to acquire upon exercise of options.

(16) Includes 55,833 shares of Common Stock Mr. Marani has the right to acquire upon exercise of options.

(17) Includes shares referred to in notes (3) through (16) above.

SERIES A PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Series A Preferred as of September 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME(1)                                                     OWNED(2)               OWNED
----------------------------------------------------------------------------------------------
Century Capital Partners, L. P. ...................         102,564                 100%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ................................         102,564 (3)             100%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

All current directors and executive officers as a
group (15 persons).................................         102,564 (3)             100%

 ----------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 102,564 shares of Series A Preferred beneficially owned by Century Capital Partners, L.P. Mr. Freeman is a Managing Member of Century Capital Partners, Capital II, LLC which is the General Partner of Century Capital Partners, L.P. and has investment power with respect to the shares held. However, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

SERIES A-1 PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Series A-1 Preferred as of September 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A-1 Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME(1)                                                     OWNED(2)               OWNED
----------------------------------------------------------------------------------------------
Western International Insurance Group ...............        80,000                 21%
     BankAmerica Building
     Fort Street
     George Town, Grand Cayman, British West
     Indies

Century Capital Partners, L.P........................       100,000                 26%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ..................................       100,000 (3)             26%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

HCC Investments, Inc. ...............................       200,000 (4)             53%
     1900 Grant Building
     Pittsburg, PA 15219

All current directors and executive officers as a
group (15 persons)...................................       100,000 (3)             26%

 ----------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A-1 Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 100,000 shares of Series A-1 Preferred beneficially owned by Century Capital Partners, L.P. Mr. Freeman is a Managing Member of Century Capital Partners, Capital II, LLC which is the General Partner of Century Capital Partners, L.P. and has investment power with respect to the shares held. However, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4) Includes 32,120 shares of Series A-1 Preferred beneficially owned by the Henry L. Hillman Trust; 10,720 shares of Series A-1 Preferred beneficially owned by the Hillman Fisher Children's Trust; 10,720 shares of Series A-1 Preferred beneficially owned by Hillman Simonds Children's Trust; 10,720 shares of Series A-1 Preferred beneficially owned by Henry L. Hillman, Jr.; and 10,720 shares of Series A-1 Preferred beneficially owned by William Talbott Hillman. HCC Investments, Inc. has investment power with respect to these shares.

SERIES A-2 PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Company's Series A-2 Preferred as of September 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A-2 Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME(1)                                                     OWNED(2)               OWNED
----------------------------------------------------------------------------------------------
Century Capital Partners, L. P. .....................       325,000                 100%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ..................................       300,000 (3)             100%
     Century Capital Partners, Capital II, LLC
     One Liberty Square
     Boston, MA 02109

All current directors and executive officers as a
group (14 persons)...................................       300,000 (3)             100%

 ----------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A-2 Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 300,000 shares of Series A-2 Preferred beneficially owned by Century Capital Partners, L.P. Mr. Freeman is a Managing Member of Century Capital Partners, Capital II, LLC which is the General Partner of Century Capital Partners, L.P. and has investment power with respect to the shares held. However, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

SERIES F PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Company's Series F Preferred as of September 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series F Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.

                                                           NUMBER OF
                                                      SHARES BENEFICIALLY     PERCENT OF CLASS
NAME(1)                                                     OWNED(2)               OWNED
----------------------------------------------------------------------------------------------
Finova Mezzanine Capital Inc. .......................        2,500                   100.0%
     500 Church Street, #200
     Nashville, TN 37219

All current directors and executive officers
as a group (15 persons)..............................            0                     *

 ----------------------------
*Less than 1%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series F Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

                              ELECTION OF DIRECTORS

NOMINATION AND VOTING

     Pursuant to the Company's Certificate of Incorporation, the Directors, other than the Director elected by the holders of Series A, Series A-1 and Series A-2 Preferred Stock, are divided into three classes, each serving for a staggered term of three years or until their earlier death, resignation or removal from office. One director is elected for a one-year term by the holders of the Series A, Series A-1 and Series A-2 Preferred Stock. The other directors are elected by the holders of Common Stock and Series F Preferred, voting together as a single class. Mr Freeman has been designated as the nominee for election by the holders of Series A, Series A-1 and Series A-2 Preferred Stock. Each of the nominees is presently a member of the Board of Directors and has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed Proxy Card will vote all valid proxies for the election of such substitute nominee or nominees), or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located.

     Directors will be elected by a vote of a plurality of the shares present and entitled to vote. Accordingly, abstentions or "broker non-votes" as to the election of directors will not affect the election of the candidates receiving the plurality of votes. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW.

INFORMATION ABOUT NOMINEES FOR ELECTION AT THE ANNUAL MEETING

     The names of the nominees and their ages as of September 30, 2000, are set forth below.


NAME                  AGE     PRINCIPAL OCCUPATION                                  DIRECTOR SINCE
----                  ---     --------------------                                  --------------
Patrick A. Rivelli    62      General Partner of Sunwestern Investment Fund III               1995

Earl Gallegos         41      Principal, Earl Gallegos Management                             1998

James B. Currie       51      Executive Vice President of Moore Corporation Ltd.              1999

     PATRICK A. RIVELLI has served as a director of the Company since the merger with VISTA Environmental in February 1995. Mr. Rivelli is a founder of Sunwestern Investment Fund III Limited Partnership and has been the General Partner of Sunwestern L.P. since 1988. Mr. Rivelli has also served as the President and a director of Sunwestern Managers Inc., the management company of Sunwestern Limited Fund, since October 1992. Mr. Rivelli is also a director of Maxserv Inc., an information services firm.

     EARL GALLEGOS has served as a director of the Company since January 1998. Mr. Gallegos is the founder and principal of Earl Gallegos Management, a consulting firm specializing in the development and implementation of data processing systems and insurance operations. Prior to 1995, Mr. Gallegos held various management positions, including Vice President of Operations, within The Pacific Rim Assurance Company.

     JAMES B. CURRIE has served as a director of the Company since December 1999. Mr. Currie has served as Senior Vice President, Business Development of Moore Corporation Limited since January 1999. From September 1996 throught December 1998 Mr. Currie was President of J.B. Consulting. From March 1995 to September 1996, Mr. Currie was Executive Vice President, General Counsel and Secretary of Chicago Title and Trust Company. Prior to 1995, Mr. Currie was Executive Vice President, General Counsel and Secretary of Heller Financial, Inc.

INCUMBENT DIRECTORS WHOSE TERMS WILL CONTINUE BEYOND THE 2000 ANNUAL MEETING.

     The names and ages of directors as of September 30 whose current terms of office will continue after the Annual Meeting are set forth below.


NAME                  AGE     PRINCIPAL OCCUPATION                                  DIRECTOR SINCE
----                  ---     --------------------                                  --------------
Thomas R. Gay         53      Chairman of the Board of Directors of the Company               1995

Jay D. Seid           39      Managing Director of Bachow & Associates                        1995

Richard J. Freeman    46      Vice President of Century Capital Management, Inc.              1996

Robert Boscamp        51      Senior Vice-President of Comfort Systems USA, Inc.              1997

W. Edward Tyler       47      President and Chief Executive Officer of Moore                  1999
                              Corporation Ltd.

     THOMAS R. GAY has served as a director since the merger with VISTA Environmental in February 1995. He served as President and Chief Executive Officer from February 1995 through September 2000, at which time he became Chairman of the Board. Mr. Gay was a co-founder of VISTA Environmental and served as the President and CEO of VISTA Environmental from August 1991 to February 1995. From 1988 to August 1991, Mr. Gay served as President of National Decisions Systems, a company involved in marketing information products, databases and software, which he also co-founded.

     JAY D. SEID has served as a director of the Company since 1995 and served as Chairman of the Board from October 1996 through August 2000. Since December 1992, Mr. Seid has served as Vice President of Bachow & Associates, Inc., an investment company. From May 1988 to December 1992, Mr. Seid served as President and General Counsel of Judicate, Inc., a publicly traded provider of alternative dispute resolution services. Prior to 1988, Mr. Seid was an attorney specializing in corporate law with Wolf, Block, Schorr and Solis-Cohen in Philadelphia.

     RICHARD J. FREEMAN has served as a director of the Company since October 1996. Mr. Freeman is Vice President of Century Capital Management, Inc. For the past 18 years, Mr. Freeman has held various investment management positions with Kemper Financial Services, First Chicago Corp., Metropolitan Life Insurance Company and the State of Michigan Insurance Bureau and Treasury Department.

     ROBERT BOSCAMP has served as a director of the Company since October 1997. Mr. Boscamp is Senior Vice-President of Energy Services for Comfort Systems, Inc., a consolidator of heating, ventilation and air conditioning systems companies. From 1995 to 1999 Mr. Boscamp was the President and Chief Executive Officer of Axiom Power Solutions, Inc., a marketer of energy related products and a wholly-owned subsidiary of Arizona Public Service. From 1990 to 1995, Mr. Boscamp founded and developed EcoGroup, a provider of information and market consulting services to the utilities industry. EcoGroup was subsequently acquired by Trans Union Corporation, an information services company. Prior to founding EcoGroup, Mr. Boscamp founded Enercom, a utility consulting firm, which was subsequently acquired by Equifax, Inc. a provider of information services.

     W. EDWARD TYLER has served as a director of the Company since December 1999. Mr. Tyler has served as President and Chief Executive Officer of Moore Corporation Limited since April 1998. Prior to April 1998, Mr. Tyler held various positions with R.R. Donnelly & Sons Company, most recently as Executive Vice President.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     The business and affairs of the Company are managed by the Board of Directors, which met eight times and took eleven actions by written consent during the fiscal year ended December 31, 1999. Committees established by the Board include the Audit Committee and the Compensation Committee. Each of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which he served during 1999.

     The members of the Audit Committee during the fiscal year ended December 31, 1999, were Messrs. Seid and Freeman. The function of the Audit Committee is to review the internal and external financial reporting of the Company, the scope of the independent audit and to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met one time during the fiscal year end December 31, 1999.

     The members of the Compensation Committee as of December 31, 1999 were Messrs. Seid and Rivelli. The function of the Compensation Committee is to recommend the compensation for those officers who are also directors and for senior management, and to review senior management's objectives and to make recommendations to the Board of Directors regarding the administration of and the grant of options under the Company's stock option plans and all other equity-based compensation plans adopted by the Company. The Compensation Committee met four times during the fiscal year ended December 31, 1999.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is entitled to $200 for each Board meeting and committee meeting attended and reimbursement for out-of-pocket expenses for attending Board meetings or otherwise engaging in Company business.

     Pursuant to the 1999 Stock Option Plan, each non-employee director receives an automatic grant of options to purchase 5,000 shares of Common Stock on January 1 each year the 1999 Plan is in effect. If a non-employee director is elected or appointed to serve as a director following January 1, the non-employee director receives an automatic grant of an option to purchase (i) 2,500 shares of Common Stock if the individual is elected or appointed after June 30 in any year in which the 1999 Plan is in effect, or (ii) 5,000 shares of Common Stock if such individual is elected or appointed prior to July 1 in any year in which the 1999 Plan is in effect. The exercise price per share for director options is equal to the fair market value on the date of grant. Director options under the 1999 Plan become exercisable six months following the date of grant expire five years from the date of grant. In the event a non-employee director's service as a director is terminated by reason of death or disability (as defined in the 1999 Plan) all such outstanding options then held by the non-employee director will become immediately exercisable in full and will remain exercisable for a period of one year thereafter (but in no event after the expiration of any such option). In the event that a non-employee director's service as a director is terminated for any other reason, all such options then held by the non-employee director will remain exercisable for a period of three months thereafter to the extent exercisable as of the date of termination (but in no event after the expiration of any such option).

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth the cash and non-cash compensation paid to or earned by the Chief Executive Officer of the Company, and the two other executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999, with respect to the fiscal years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation
                                          -----------------------

Name And Principal Position       Year    Salary ($)    Bonus ($)    All Other Compensation ($)
---------------------------       ----    ----------    ---------    --------------------------
Thomas R. Gay                     1999     259,992          --               12,000 (1)
     Chief Executive Officer      1998     241,244          --               12,000 (1)
                                  1997     195,000          --               11,000 (2)

E. Stevens Hamilton               1999     176,327          --                   --
     Vice President,              1998     215,585          --                   --
     Chief Financial Officer      1997     144,000          --                   --

Jerome T. Marani                  1999     135,000        51,700              6,000 (3)
     Executive Vice President     1998      84,284          --                   --
                                  1997        --            --                   --

(1) Includes an annual car allowance of $6,000 and country club membership dues of $6,000.
(2) Includes an annual car allowance of $6,000 and country club memberships dues of $5,000.
(3)  Includes an annual car allowance of $6,000.

     The following table sets forth information with respect to grants of stock options during the last fiscal year to the persons named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  Percentage of Total
                          Number of Securities     Option Granted to
                           Underlying Options     Employees in Fiscal    Exercise or Base    Expiration
             Name             Granted (#)                Year                Price ($)          Date
             ----             -----------                ----                ---------          ----
Thomas R. Gay                   100,000                   7.5%                  7.20          12/1/09
                                200,000                  15.1%                  4.00          12/8/09
E. Stevens Hamilton                -                       -                     -               -
Jerome T. Marani                   -                       -                     -               -


     The following table sets forth information with respect to option exercises and fiscal year-end option values for the persons named in the Summary Compensation Table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                              Number of Securities        Value of Unexercised
                                                             Underlying Unexercised       In-the Money Options
                          Shares                              Options at FY-End (#)            at FY-End($)
                        Acquired on                           ---------------------            ------------
Name                    Exercise (#)   Value Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                    ------------   ------------------   -------------------------   -------------------------
Thomas R. Gay                -                  -                     529,769/ -                  358,286/ -
E. Stevens Hamilton          -                  -                   100,000/50,000              87,499/43,751
Jerome T. Marani             -                  -                   55,883/44,117                     -

             EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

AGREEMENT WITH MR. GAY

     The Company is a party to an Executive Employment Agreement with Mr. Gay which runs through December 31, 2000. Under the terms of this agreement, Mr. Gay has agreed to serve as President and CEO until on or about August 31, 2000 and to serve as Chairman of the Board after that time. The agreement provides for
(i) base salary of $260,000 per year; (ii) eligibility to receive incentive compensation of up to $130,000 at the discretion of the Company's Compensation Committee; (iii) a stock option to purchase 200,000 shares of Common Stock; (iv) an automobile allowance of $500 per month; (v) a country club membership allowance of $6,000 per year; and (vi) reimbursement of expenses incurred for an annual executive physical. Unless Mr. Gay's employment is terminated by the Company for cause (as defined in the agreement), on the earlier of the date of termination or December 31, 2000, Mr. Gay will receive a separation package consisting of (i) one year of base salary; (ii) continuation of standard medical insurance coverage (including coverage of his dependents if they are included immediately prior to the date of termination) for the shorter of 12 months or until Mr. Gay becomes covered under another employer's group health plan; and
(iii) assignment of Mr. Gay of the key man insurance policy in the effect at the time of his termination. To receive the separation package, Mr. Gay must execute a full release, agree to act as a consultant without further compensation for 12 months following termination if requested to do so by Vista and comply with the surviving portions of the agreement, including those relating to confidentiality and non-solicitation. If Mr. Gay's employment is terminated other than for cause within a year following a "change of control" (as defined in the agreement), he will be entitled to receive his base salary through the date of termination and the separation package described above.


CHANGE IN CONTROL AGREEMENTS

     In addition to the terms of Mr. Gay's employment agreement relating to changes in control of the Company, the Company's 1995 Stock Incentive Plan (the "1995 Plan") provides that, unless otherwise provided in an agreement evidencing an option granted under the 1995 Plan, in the event of a "change in control" of the Company (as defined below), all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms. In addition, in the event of such a change in control, the committee administering the 1995 Plan, in its sole discretion, may provide that some or all participants holding outstanding options will receive for each share of Common Stock subject to such options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of a change in control over the exercise price per share of such options.

     For purposes of the 1995 Plan, a "change in control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company to a person not controlled by the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, (iv) the Incumbent Directors (defined as the directors in office as of the effective date of the 1995 Plan or any persons who subsequently become directors and whose election or nomination was approved by at least a majority of Incumbent Directors) cease for any reason to constitute at least a majority of the Board; or (v) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

                              RELATED TRANSACTIONS

JAY D. SEID

     In January 1999 the Board of Directors of the Company granted options to purchase 300,000 shares of Common Stock of the Company for an aggregate price of $9.13 per share to Jay D. Seid, Chairman of the Board of Directors of the Company. These options were issued in accordance with the 1999 Option Plan.

CENTURY CAPITAL PARTNERS, L.P.

     In September 1999 Century Capital Partners, L.P. purchased 102,564 shares of Series A Convertible Preferred Stock for an aggregate price of $48.75 per share. Shares of Series A Preferred Stock may converted into Common Stock of the Company at a rate of 19.5 shares of Common Stock for every share of Series A Preferred Stock converted.

     In December 1999 Century Capital Partners, L.P. purchased 100,000 shares of Series A-1 Convertible Preferred Stock for an aggregate price of $25.00 per share. Shares of Series A-1 Preferred Stock may be converted into Common Stock of the Company at a rate of 10 shares of Common Stock for every share of Series A-1 Preferred Stock converted.

     In December 1999 Century Capital Partners, L.P. purchased 300,000 shares of Series A-2 Convertible Preferred Stock for an aggregate price of $25.00 per share and received a warrant to purchase 25,000 shares of Series A-2 Preferred Stock. Shares of Series A-2 Preferred Stock may converted into Common Stock of the Company at a rate of 10 shares of Common Stock for every share of Series A Preferred Stock converted.

     On December 31, 1998 the Company sold 837,521 shares of Common Stock to Century Capital Partners, L.P. a holder of more than 5% of the Company's voting securities, for an aggregate price of $5,000,000. Richard J. Freeman, a director of the Company is a Vice President of Century Capital Partners, L.P. and has investment power with respect to the shares held by Century Capital Partners, L.P.

     Richard J. Freeman is a Mr. Freeman is a Managing Member of Century Capital Partners, Capital II, LLC which is the General Partner of Century Capital Partners, L.P. Mr. Freeman is also a Director of the Company and a member of the Audit Committee.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company for the year ended December 31, 1999, all executive officers and greater-than-10% shareholders filed the required Section 16(a) reports in a timely manner except for Messrs Freeman and Johnson who filed late due to and administrative oversight.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy Card to vote the Proxy Cards in accordance with their judgment of what is in the best interest of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche, LLP has been the independent public accountants for the Company since 1998 and have been selected by the Audit Committee to serve again in 2000.

                             STOCKHOLDERS' PROPOSALS

     The rules of the Securities and Exchange Commission permit stockholders of a company, after timely notice to the company, to present proposals for stockholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. Stockholder proposals, prepared in accordance with the proxy rules, for consideration at the 2000 Annual Meeting must be received by the Company on or before May 18, 2001.

                       VISTA INFORMATION SOLUTIONS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                            MONDAY, OCTOBER 23, 2000












--------------------------------------------------------------------------------


                       VISTA INFORMATION SOLUTIONS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS          PROXY
--------------------------------------------------------------------------------
The undersigned hereby appoints Thomas R. Gay and Neil A. Johnson as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of VISTA Information Solutions, Inc. held of record by the undersigned as of September 8, 2000, at the Annual Meeting of Stockholders to be held on October 23, 2000, or any adjournment, thereof.


















               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                               PLEASE DETACH HERE




-------                                                                  -------

1. Election of Directors    01 Patrick A. Rivelli    [ ] Vote FOR     [ ] Vote
   by holders of Common     02 Earl Gallegos           all nominees     WITHHELD
   Stock and Series F       03 James B. Currie         nominees         from all
   Preferred Stock:                                    (except as       nominees
                                                       marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S)              [                  ]
OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
OF EACH OF THE NOMINEES.


Address Change? Mark Box   [ ]
Indicate changes below:



                                         Dated: ------------------------  , 2000

                                         [                                     ]
                                         [                                     ]

                                         Signature(s) in Box
                                         When shares are held by joint tenants,
                                         both should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give full
                                         title as such. If a corporation, please
                                         sign in full corporate name by
                                         President or other authorized officer.
                                         If a partnership, please sign in
                                         partnership name by authorized person.


-------                                                                  -------